UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2010

TRANSATLANTIC PETROLEUM LTD.

(Exact name of registrant as specified in its charter)

Bermuda	000-31643	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5910 N. Central Expressway, Suite 1755 Dallas, Texas	75206
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 28, 2010, TransAtlantic Petroleum Ltd. (the “Company”) appointed Gary T. Mize to the position of President and Chief Operating Officer of the Company. Mr. Mize replaces Scott C. Larsen as President of the Company. Mr. Larsen will remain as the Company’s Executive Vice President and continue to serve on the Company’s board of directors.

Mr. Mize, age 57, currently serves as President and Chief Operating Officer. Since January 2010, Mr. Mize has served as the Company’s Vice President and Chief Operating Officer. From 1994 through November 2009, Mr. Mize served as Executive Vice President of Manti Exploration Company, an oil and gas company engaged in exploration, development and production, where he was responsible for coordination of all acquisition, exploration, financial, and operational activities. Prior to joining Manti Exploration Company, Mr. Mize was employed by Exxon Mobil Corporation from 1974 to 1994. At Exxon, Mr. Mize held numerous management positions including Operations Manager—Southeastern Division, Technical Manager—East Texas Division and Planning Manager—Natural Gas Department.

Item 7.01	Regulation FD Disclosure.

On June 28, 2010, the Company posted an updated investor presentation to its website at www.transatlanticpetroleum.com. A copy of the investor presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 28, 2010, the Company issued a press release providing an operations update. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	TransAtlantic Petroleum Ltd. Investor Presentation, dated June 28, 2010.

99.2	Press release, dated June 28, 2010, issued by TransAtlantic Petroleum Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2010

TRANSATLANTIC PETROLEUM LTD.

By:	/S/ JEFFREY S. MECOM
Jeffrey S. Mecom
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	TransAtlantic Petroleum Ltd. Investor Presentation, dated June 28, 2010.

99.2	Press release, dated June 28, 2010, issued by TransAtlantic Petroleum Ltd.

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